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                                                              EXHIBIT 10.3(f)(2)
                                                              ------------------

                               EKCO GROUP, INC.
                            1987 STOCK OPTION PLAN

                                   SCHEDULE

        Each of the following employees of the Company has a Non-Qualified Stock Option and Repurchase Agreement with the Company covering shares purchased pursuant to the Company's 1987 Stock Option Plan which is identical in form to the foregoing Form of Non-Qualified Stock Option and Repurchase Agreement except as to the date, number of shares, and exercise price:

                                                             No. of     Per Share
         Name and Job Title(s)                Dates          Shares     Exercise Price
         ---------------------                -----          ------     --------------
         Robert Stein                      01-13-92          77,000       $10.0625
         President & Chief Executive       01-19-93         120,000       $11.3125
          Officer                          01-25-94          75,000       $ 7.5625
                                           01-03-95          66,359       $ 6.50

         Jeffrey A. Weinstein              01-13-92          27,500       $10.0625
         Executive Vice President,         01-19-93          60,000       $11.3125
          Secretary & General Counsel      01-25-94          22,000       $ 7.5625
                                           01-03-95          16,491       $ 6.50

         Donato A. DeNovellis              07-14-93          30,000       $10.0625
         Executive Vice President,         01-25-94          20,000       $ 7.5625
          Finance & Administration         01-03-95          24,538       $ 6.50
          and Chief Financial Officer

         Richard J. Corbin                 01-03-95          29,288       $ 6.50
         Executive Vice President,
          Marketing & Sales

         Ronald N. Fox                     01-13-92          27,500       $10.0625
         Senior Vice President             01-19-93          60,000       $11.3125
                                           01-25-94          16,000       $ 7.5625

         Neil R. Gordon                    01-13-92           9,500       $10.0625
         Treasurer                         01-19-93           9,000       $11.3125
                                           01-25-94           8,500       $ 7.5625
                                           01-03-95           5,937       $ 6.50

         Brian R. McQuesten                01-13-92           9,500       $10.0625
         Controller                        01-19-93          10,000       $11.3125
                                           01-25-94           8,500       $ 7.5625
                                           01-03-95           6,992       $ 6.50

         Harry E. Whaley                   01-13-92          18,500       $10.0625
         President, Woodstream
          Corporation (subsidiary
          of the Company)